UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 __________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2021

__________________________________________
SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

 __________________________________________

England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Pleasant Street
Attleboro, Massachusetts 02703, United States
(Address of Principal executive offices, including Zip Code)
+1(508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

 __________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual General Meeting of Shareholders (the "General Meeting") of Sensata Technologies Holding plc (the “Company”) was held on May 27, 2021. A total of 135,504,535 ordinary shares, or 85.81% of the total shares entitled to vote, were represented at the General Meeting in person or by proxy. Set forth below are the matters the shareholders voted on and the final voting results. The proposals below are described in detail in the Proxy Statement for the General Meeting previously filed with the Securities and Exchange Commission.
1. Ordinary resolution to approve the election of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Andrew C. Teich	130,721,746	921,810	422,932	3,438,047
Jeffrey J. Cote	131,180,962	836,971	48,555	3,438,047
John P. Absmeier	131,859,007	119,896	87,585	3,438,047
Daniel L. Black	131,885,724	93,292	87,472	3,438,047
Lorraine A. Bolsinger	131,917,048	100,931	48,509	3,438,047
James E. Heppelmann	96,372,686	35,644,704	49,098	3,438,047
Charles W. Peffer	130,406,070	1,572,629	87,789	3,438,047
Constance E. Skidmore	131,222,116	794,862	49,510	3,438,047
Steven A. Sonnenberg	131,289,336	728,429	48,723	3,438,047
Martha N. Sullivan	131,098,982	919,482	48,024	3,438,047
Stephen M. Zide	131,031,117	946,686	88,685	3,438,047
Each of the nominees was elected for a term of one year.
2. Ordinary advisory resolution to approve the compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
127,895,669	4,086,210	84,609	3,438,047
This resolution was approved.
3. Ordinary advisory vote to approve the Company's 2021 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
129,012,280	3,017,070	37,138	3,438,047
This resolution was approved.
4. Ordinary resolution to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
134,609,738	845,336	49,461	—
This resolution was approved.
5. Ordinary advisory resolution to approve the Director Compensation Report:

Votes For	Votes Against	Abstentions	Broker Non-Votes
128,108,030	3,877,072	81,386	3,438,047
This resolution was approved.

6. Ordinary resolution to approve the reappointment of Ernst & Young LLP as the Company's U.K. statutory auditor for fiscal year 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
135,213,194	242,089	49,252	—
This resolution was approved.
7. Ordinary resolution to authorize the Audit Committee, for and on behalf of the Board, to determine the remuneration of Ernst & Young LLP, in its capacity as our U.K. statutory auditor:

Votes For	Votes Against	Abstentions	Broker Non-Votes
135,336,802	117,293	50,440	—
This resolution was approved.
8. Ordinary resolution to receive the Company's 2020 Annual Report and Accounts:

Votes For	Votes Against	Abstentions	Broker Non-Votes
135,054,105	22,901	427,529	—
This resolution was approved.
9. Ordinary resolution to authorize the Board of Directors, in accordance with section 551 of the U.K. Companies Act 2006, as amended (the "U.K. Companies Act"), to exercise all powers of the Company to issue equity securities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
130,079,690	1,977,781	9,017	3,438,047
This resolution was approved.
10. Special resolution to authorize the Board of Directors, in accordance with section 570 of the U.K. Companies Act, to issue equity securities without the rights of preemption provided by section 561 of the U.K. Companies Act:

Votes For	Votes Against	Abstentions	Broker Non-Votes
131,837,730	215,814	12,944	3,438,047
This resolution was approved.
11. Ordinary resolution to authorize the Board of Directors, in accordance with section 551 of the U.K. Companies Act, to exercise all powers of the Company to issue equity shares under our equity incentive plans:

Votes For	Votes Against	Abstentions	Broker Non-Votes
131,210,504	776,682	79,302	3,438,047
This resolution was approved.
12. Special resolution to authorize the Board of Directors, in accordance with section 570 of the U.K. Companies Act, to issue equity shares under our equity incentive plans without the rights of preemption provided by section 561 of the U.K. Companies Act:

Votes For	Votes Against	Abstentions	Broker Non-Votes
131,256,797	728,320	81,371	3,438,047
This resolution was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ Maria Freve
Date: June 1, 2021	Name: Maria Freve
Title: Vice President and Chief Accounting Officer

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